Exhibit 10.5

RESTATEMENT SUPPLEMENT

ADDITIONAL TERM LOAN SUPPLEMENT, dated as of August 26, 2003, to the Amended and Restated Credit Agreement, dated as of August 26, 2003, among Insight Midwest Holdings, LLC, the Lenders party thereto, Bank of America Securities LLC and J.P. Morgan Securities Inc., as Co-Syndication Agents, Fleet National Bank and TD Securities (USA), Inc., as Co-Documentation Agents, and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

1. Pursuant to Section 2.1(d) of the Credit Agreement, the Borrower hereby submits this Additional Term Loan Supplement to the Administrative Agent.

2. Each of the following Lenders (each an “Additional Term Loan Lender”) has been invited by the Borrower, and is ready, willing and able, to commit to make an Additional Term Loan in the amount of its Additional Term Loan Commitment as follows:

Name of Lender	Additional Term Loan Commitment
JPMorgan	$90,250,000.00
Bank of America	$90,250,000.00
BNP PARIBAS	$2,500,000.00
TORONTO DOMINION (TEXAS) INC.	$8,000,000.00
Credit Industriel et Commercial (CIC)	$7,000,000.00
Royal Bank of Scotland	$20,000,000.00

3. Each of the following Persons (each a “Proposed Lender”) has been invited by the Borrower, and is ready, willing and able, to become a “Lender” and to commit to make an Additional Term Loan in the amount of its Additional Term Loan Commitment as follows:

Name of Person	Additional Term Loan Commitment
MOUNTAIN CAPITAL CLO. I LTD.	$2,000,000.00
Mountain Capital CLO II LTD	$3,000,000.00
Galaxy CLO 2003-1 Ltd	$2,000,000.00

4. The Borrower hereby represents and warrants to each Credit Party, each Additional Term Loan Lender and each Proposed Lender that, assuming the Administrative Agent executes and delivers this Additional Term Loan Supplement, all of the conditions set forth in Section 2.1(d) of the Credit Agreement with respect hereto have been satisfied and the Borrower is in compliance with all of the terms of such Section.

5. Pursuant to Section 2.1(d) of the Credit Agreement, by execution and delivery of this Additional Term Loan Supplement, together with the satisfaction of all of the other requirements set forth in such Section 2.1(d), (a) each Additional Term Loan Lender’s Additional

Term Loan Commitment shall be in the amount set forth above next to its name, (b) each Proposed Lender shall become a party to the Credit Agreement and shall for all purposes of the Loan Documents be deemed a “Lender” having an Additional Term Loan Commitment as set forth above next to its name, and (c) this Additional Term Loan Supplement shall be an Effective Additional Term Loan Supplement.

6. Additional Term Loan Borrowing Date: Any Business Day selected by the Borrower upon not less than three Business Days’ prior written notice to the Administrative Agent, provided that in no event shall the Additional Term Loan Borrowing Date occur later than September 5, 2003.

7. Additional Term Loan Maturity Date: December 31, 2009.

8. Unless and to the extent expressly provided to the contrary on Schedule II hereto, the terms of Section 2.7(a) and 2.7(b) of the Credit Agreement, and of the last paragraph of the defined term “Applicable Margin” contained in the Credit Agreement shall apply mutatis mutandis to the Additional Term Loans made pursuant to this Additional Term Loan Supplement.

9. The proceeds of the Additional Term Loans shall be used for the Borrower’s general business purposes.

10. The unpaid principal amount of the Additional Term Loans shall be payable in such amounts and on such dates, set forth on Schedule III hereto, provided that in no event shall (a) the first such payment occur before March 31, 2004, or (b) as of the date hereof, the Additional Term Loans have a shorter Weighted Average Life to Maturity than the A Term Loans.

11. In addition to the prepayments otherwise required by the Credit Agreement, the unpaid principal amount of the Additional Term Loans shall be prepaid in such amounts and on such dates set forth on Schedule V hereto.

IN WITNESS WHEREOF, the parties hereto duly executed this Additional Term Loan Supplement as of the day and year first above written.

INSIGHT MIDWEST HOLDINGS, LLC

By:
Name:
Title:

THE BANK OF NEW YORK, as Administrative Agent

By:
Name:
Title:

[ADDITIONAL TERM LOAN LENDER]

By:
Name:
Title:

[PROPOSED LENDER]

By:
Name:
Title:

SCHEDULE I

[NOT APPLICABLE]

SCHEDULE II

The last paragraph of the defined term “Applicable Margin” contained in the Credit Agreement shall not apply mutatis mutandis to the Additional Term Loans made pursuant to this Additional Term Loan Supplement.

SCHEDULE III

On each date below, the Borrower shall repay the Additional Term Loans by the amount set forth below adjacent to such date:

Date	Amount
March 31, 2004	$562,500
June 30 ,2004	$562,500
September 30, 2004	$562,500
December 31, 2004	$562,500
March 31, 2005	$562,500
June 30, 2005	$562,500
September 30, 2005	$562,500
December 31, 2005	$562,500
March 31, 2006	$562,500
June 30, 2006	$562,500
September 30, 2006	$562,500
December 31, 2006	$562,500
March 31, 2007	$562,500
June 30, 2007	$562,500
September 30, 2007	$562,500
December 31, 2007	$562,500
March 31, 2008	$562,500
June 30, 2008	$562,500
September 30, 2008	$562,500
December 31, 2008	$562,500
March 31, 2009	$562,500
June 30, 2009	$562,500
September 30, 2009	$562,500
December 31, 2009	$212,062,500

SCHEDULE IV

[NOT APPLICABLE]

SCHEDULE V

None.